55 Water Street
New York, NY 10041
www.spglobal.com

Press Release
For Immediate Release

S&P Global Announces Executive Leadership Team

Team Brings Unparalleled Depth of Experience and Diverse Capabilities to Lead S&P Global’s Next Chapter of Growth

October 17, 2024

NEW YORK, October 17, 2024 — S&P Global (NYSE: SPGI) today announced the executive leadership team that will report to Ms. Martina L. Cheung when she becomes President and CEO on November 1, 2024.

Ms. Cheung noted, “I am excited to work with this experienced and diverse leadership team. Together, we will guide S&P Global into the future and realize the full potential of the Company, driving value for our shareholders, customers and people.”

The new leadership team is as follows:

Divisional Leadership

S&P Global Market Intelligence will be led by Saugata Saha, who currently serves as President of S&P Global Commodity Insights. Mr. Saha will replace current S&P Global Market Intelligence President, Adam Kansler, who will stay with the Company through March 2025 as a special advisor.

S&P Global Commodity Insights will be led by co-Presidents Dave Ernsberger, currently Head of Market Reporting & Trading Solutions, and Mark Eramo, currently Head of Fuels, Chemicals & Resource Solutions. Within the Commodity Insights division, the Company will combine all its energy transition and sustainability assets, including S&P Global Sustainable1, to bring the full strength of its products and services to its customers.

S&P Global Ratings, as previously announced, will be led by Yann Le Pallec, currently serving as Global Head of Ratings Services.

S&P Dow Jones Indices will continue to be led by Dan Draper.

S&P Global Mobility will continue to be led by Edouard Tavernier.

Functional Leadership

Incoming Chief Financial Officer, Eric Aboaf, upon joining the Company in February of 2025, will assume the additional responsibilities of leading Strategy, Mergers and Acquisitions, Ventures and Corporate Responsibility disclosures, along with his previously announced remit leading the Finance organization.

Steve Kemps, Chief Legal Officer, currently leading Legal, Government Affairs and Security, will take on an expanded role to also oversee the Company’s Corporate Compliance and Risk functions.

Swamy Kocherlakota will continue in his role as Chief Digital Solutions Officer, leading Technology, Enterprise AI strategy and Kensho.

Girish Ganesan, SVP of People, will become the Chief People Officer. Dimitra Manis, currently the Chief Purpose Officer, will stay with the Company through March 2025 as a special adviser.

Christina Twomey, Global Head of Communications, will become Chief Communications Officer and will also lead the Office of the CEO.

The Company will also establish two new enterprise functions:

Sally Moore will undertake a new role as Chief Client Officer. Ms. Moore will be responsible for leading enterprise commercial strategy, including building a centralized capability to drive strategic account management at scale, along with leading Strategic Alliances, Marketing and Branding. Ms. Moore is currently Global Head of Strategy, M&A and Partnerships.

Saugata Saha will take on a dual role, in addition to leading S&P Global Market Intelligence, as the Company’s Chief Enterprise Data Officer. Mr. Saha will lead enterprise-wide efforts to expand and connect S&P Global’s vast data estate, harnessing the full potential of the Company’s data capabilities for its customers.

Ms. Cheung added, “I also want to take a moment to express my gratitude to Adam and Dimitra for their many contributions and the far-reaching impact they’ve had over their years with the Company and on our people. We’re grateful for their leadership and assistance in ensuring a smooth transition, and we wish them both all the best moving forward.”

Executive Bios

Saugata Saha

Saugata Saha is currently President of S&P Global Commodity Insights. Effective

November 1, 2024, he will assume the roles of President of S&P Global Market Intelligence and Chief Enterprise Data Officer for S&P Global, and serve as a member of S&P Global’s executive leadership team.

In his role as President of Commodity Insights, Saugata orchestrated a transformation of the business post-merger with IHS Markit and growing annual revenue by 10% since the merger. In prior roles at the Company, he was the Chief Financial Officer for S&P Global Market Intelligence and S&P Global Platts. Mr. Saha also led Financial Planning & Analyses (FP&A) and Corporate Strategy for the Company, managed operations for the Technology Group, led the integration program for a large acquisition, and led the Strategy team at S&P Global Ratings.

Previously, Prior to joining S&P Global, Mr. Saha was a consultant at McKinsey & Co.’s New York office, where he led client engagements focused on strategy, M&A and corporate finance, and on improving operations across a range of industries, with a particular emphasis on financial services.

Before McKinsey & Co., Mr. Saha spent seven years at the Godrej Group, a $4 billion diversified conglomerate in Mumbai, India, where he led sales teams and supply chain re-engineering projects and worked in the Office of the Group Chairman.

Mr. Saha holds a Bachelor of Science degree in Economics, with Honors, from St. Xavier’s College in Kolkata, India, as well as a postgraduate diploma in Management from the Xavier Institute in Bhubaneswar, India; and a Master of Business Administration degree from Harvard Business School, where he was a George F. Baker Scholar.

Dave Ernsberger
Dave Ernsberger is currently Head of Market Reporting and Trading Solutions at S&P Global Commodity Insights. Effective November 1, 2024, he will become co-President of S&P Global Commodity Insights and a member of S&P Global’s executive leadership team.
In his current role, he is responsible for managing Platts commodity price benchmarks worldwide, including market reporting, news coverage and exchange relationships, from well-established markets like oil and gas through to emerging market environments like new Energy Transition commodities and recycled materials. Previously, he served in a variety of roles at Platts, including Head of Oil Content; Editorial Director for Asia (based in Singapore), and Houston Bureau Chief. He joined Platts in 1996 as a metals reporter in London, and launched coverage of Europe’s then-deregulating gas and electricity markets in 1999.
A native of Boston, Massachusetts, Dave holds a bachelor's degree in philosophy and politics from Warwick University, England, and a master's degree in international relations from Southampton University, England.

Mark Eramo

Mark Eramo is currently Head of Fuels, Chemicals & Resource Solutions business line for S&P Global Commodity Insights. Effective November 1, 2024, he will become co-President of S&P Global Commodity Insights and a member of S&P Global’s executive leadership team.
In his current role, he has P&L responsibility and manages a global team of 450 research colleagues, located in all major regions delivering information, insights, and forecasts regarding crude oil, refined products, NGLs and chemical feedstocks, chemicals, agriculture commodities, and freight and commodity shipping analytics.
Prior to that, Mark served in various roles over the past 20+ years overseeing downstream industry research and business development teams for IHS Markit and predecessor companies. Before entering the consulting and analysis business, he worked for more than twelve years in the chemicals production industry.
Mark holds a Bachelor of Science degree in chemical engineering from Cornell University, where he also enjoyed playing American football for the Big Red. Mark and his wife have been residents of Houston, Texas, since 1991, where they recently celebrated becoming grandparents.

Yann Le Pallec
Yann Le Pallec is currently Executive Managing Director, Head of Global Ratings Services of S&P Global Ratings. Effective November 1, 2024, he will assume the role of President of S&P Global Ratings.

Mr. Le Pallec is based in Paris and is a member of the S&P Global Ratings Operating Committee. He oversees Analytics, Research and Operations, encompassing more than 2,200 analysts and support staff across 28 countries who cover more than one million outstanding ratings on entities and securities across a range of sectors, including governments, corporations, financial institutions and structured finance.
Mr. Le Pallec chairs the Board of CRISIL Ltd, a global provider of benchmarks and analytics for the financial community that also owns CRISIL Ratings, a leading credit rating agency in India. CRISIL Ltd is listed on the BSE (formerly Bombay Stock Exchange).
Since joining S&P Global Ratings in 1999, Mr. Le Pallec has held a diverse array of roles, including Head of Global Corporate Ratings, leading a group of 500 analysts responsible for coverage of more than 4,000 nonfinancial corporations worldwide. Before that he led S&P Global’s Credit Ratings business in EMEA, managing a team of more than 900 ratings analysts and support staff across a dozen offices. Previously, he was Head of EMEA Corporate and Government Ratings, after serving in various managerial and analytical positions in the Insurance and Sovereign & Public Sector groups.
Mr. Le Pallec is the S&P Global Executive Sponsor for the Company's PRIDE People Resource Group, which is dedicated to maintaining a supportive work environment for LGBTQ+ colleagues.
Prior to joining S&P Global, Mr. Le Pallec worked for nine years at Paris-based auditing and financial services firm Salustro Reydel.
Mr. Le Pallec holds a master’s degree in Business from the Ecole Supérieure des Sciences Economique et Commerciales (ESSEC) in France.

Dan Draper

Dan Draper is Chief Executive Officer of S&P Dow Jones Indices (S&P DJI), responsible for all aspects of the index business globally. S&P DJI is the world’s leading index provider and offers investment professionals around the world an array of products from core indices such as the S&P 500® to broad comprehensive benchmarks.

Before joining S&P DJI, Mr. Draper held asset management, wealth management and investment banking leadership positions in New York, London, Hong Kong and Jakarta with Invesco, Credit Suisse Asset Management, Lyxor Asset Management, iShares/Barclays Global Investors, Goldman Sachs, UBS Wealth Management and Salomon Brothers.

Mr. Draper is Trustee of the Committee for Economic Development (CED) of The Conference Board and former Chairperson for the Index Industry Association. He is a chartered Director and Fellow at the Institute of Directors in the UK and a Board Leadership Fellow at the National Association of Corporate Directors in the US. In addition, he is a Fellow of the 2017 class of the Aspen Institute Finance Leaders Fellowship and a member of the Aspen Global Leadership Network.

Mr. Draper serves as a Board Director for the Lyric Opera of Chicago and Delta Dental of Virginia. He is a member of the Board of Advisors at the Center for Excellence in Investment Management at UNC Kenan-Flagler Business School and the Board of Advisors of the Boehly Center at the College of William & Mary's Mason School of Business.

At S&P Global, Mr. Draper serves as Executive Sponsor of the Black Organization for Leadership & Development (BOLD) People Resource Group. He received the Male Ambassador Award from Women in Financial Markets (WIFM) in 2022 and was included in INvolve’s 2024 Top 50 Empower Advocate Role Model list.

Mr. Draper earned a Master of Business Administration degree from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a Bachelor of Arts in Economics from the College of William & Mary. He is a Chartered Financial Analyst® (CFA) charterholder and holds the Chartered Market Technician®, Chartered Alternative

Investment Analyst, Financial Risk Manager, Certified Financial Planner® and Chartered Financial Consultant® designations.

Edouard Tavernier

Edouard Tavernier is President of S&P Global Mobility, a division of S&P Global that operates a portfolio of leading information and technology products for the automotive sector and operates under several brands, including CARFAX and automotiveMastermind. He is a member of S&P Global’s Executive Committee.

Mr. Tavernier was appointed Senior Vice President and Head of the IHS Markit Transportation division in 2016. Under his leadership, the division — comprising information businesses serving the automotive, maritime and trade, and aerospace and defense sectors — expanded significantly through organic growth and strategic acquisitions, including those of automotiveMastermind and CarProof.

Previously, Mr. Tavernier was appointed head of IHS’ Automotive business in 2012. He led the acquisition and integration of Polk & Co. in 2013. He also served in several product leadership roles after joining IHS in 2009.

Before IHS Markit, Mr. Tavernier held leadership positions at LexisNexis, including Head of Client Development for the businesses in Europe, Canada and Latin America, and Head of Product Management for Global Practice Management Solutions. Prior to joining LexisNexis, he served in management roles at Global Insight, World Markets Research Center and United Business Media. He has also worked as an investment banker at Goldman Sachs and BNP Paribas.

Mr. Tavernier holds a master’s degree in Business Studies from the École des Hautes Études Commerciales (HEC) in Paris.

Steve Kemps

Steve Kemps is Executive Vice President, Chief Legal Officer of S&P Global. In this role, he is responsible for overseeing legal operations and advising the Company on the potential business impacts of changing laws. He is also responsible for the Global Security and Government Affairs functions. Effective November 1, he will take on an expanded role to also oversee the Corporate Compliance and Risk functions as part of the Company’s executive leadership team.

Prior to joining S&P Global, Mr. Kemps served as Executive Vice President and General Counsel at Quanta Services, where he oversaw all legal affairs and advised the business on regulatory, ethical and compliance matters. Before joining Quanta, he served as General Counsel of Hess Retail Corporation and Dean Foods Company. Mr. Kemps has also held various senior legal positions with Kimberly-Clark Corporation and law firm Dorsey & Whitney, and has served as a Federal Law Clerk to Judge Paul A. Magnuson of the United States District Court, Minnesota.

Mr. Kemps earned a Bachelor of Business Administration degree in Accounting from the University of Wisconsin School of Business and a Juris Doctorate degree from the University of Wisconsin Law School. He holds a Certified Public Accountant (CPA) certificate.

Swamy Kocherlakota

Swamy Kocherlakota is Executive Vice President, Chief Digital Solutions Officer of S&P Global and the Executive Sponsor of Kensho, an artificial intelligence (AI) technology innovator within S&P Global. He is responsible for driving the Company's digital transformation and delivering productivity improvements for customers and colleagues.

With a focus on leading-edge technology, digital ecosystems and AI, Mr. Kocherlakota and his team are responsible for building a secure, scalable and resilient foundation that helps S&P Global power the markets of the future.

Prior to joining S&P Global, Mr. Kocherlakota was Senior Vice President, Global Head of Technology Operations & Infrastructure at Visa Inc., where he oversaw global infrastructure and applications that processed more than 130 billion transactions annually.

Before Visa, Mr. Kocherlakota was head of Global Infrastructure Engineering and Architecture at Bank of New York Mellon Corp and led their infrastructure transformation. Mr. Kocherlakota has been recognized as a Distinguished Engineer at Lucent Bell Labs, where he managed technology for Lucent and its ventures.

In addition to his role as Chief Digital Solutions Officer, Mr. Kocherlakota sponsors S&P Global’s Asian Professionals for Excellence (APEX) People Resource Group, which is focused on building leadership competencies and increasing opportunities for personal, professional and community success for its members.

Mr. Kocherlakota is a Registered Representative of the National Association of Securities Dealers (NASD) and holds a Ph.D. in Computer Science from Michigan State University.

Sally Moore

Sally Moore is currently Executive Vice President, Global Head of Strategy, M&A and Partnerships of S&P Global. Effective November 1, 2024 she will assume the role of Chief Client Officer and serve as a member of S&P Global’s executive leadership team.
She is responsible for corporate development and the Company's strategy and relationships with its partners. Ms. Moore provides companywide leadership of third-party content licensing, content acquisition, and mergers and acquisitions, and she leads the Company's fintech strategy, including its investment in Illuminate Financial Management, a venture capital fund.

Ms. Moore joined S&P Global through the merger with IHS Markit; she joined Markit in 2006 and subsequently led the European credit business and global loan business. Previously, she spent six years at Thomson Reuters, as Co-head of the Loan Pricing Corporation's operations in Europe and later as a Senior Vice President and Co-head of Sales in North America.

In 2021 Ms. Moore became a founding member of the UK’s National Numeracy Leadership Council, which aims to grow a network of organizations and individuals to actively address poor numeracy in the UK and elevate the understanding and importance of the issue at a national level.

Ms. Moore is actively involved in S&P Global's DEI efforts, and in particular champions gender diversity. For her work and achievements, she was honored by INvolve as a member of the HERoes Top 100 Women Executives list in 2021. She was also named one of Financial News’ FN100 Women in European Finance for 2024.

Girish Ganesan

Girish Ganesan is Senior Vice President of People for S&P Global and oversees the people function for multiple areas of the Company across 32 countries including S&P Global Ratings, Sustainable 1, Enterprise Technology and Kensho. In his first two years at the company, he also led the people function for Enterprise Legal & Government Affairs, and Risk & Compliance. Additionally, Mr. Ganesan is the Enterprise Workforce Lead on S&P Global’s AI Council and a member of the board of directors at CRISIL (an S&P Global company) including the Nominating and Compensation Committee. Effective November 1, 2024, he will assume the role of Chief People Officer for S&P Global and serve as a member of the Company’s executive leadership team.

Prior to joining S&P Global, Mr. Ganesan was Global Head of Diversity and Inclusion and Head of US Talent at TD Bank Group, responsible for the strategy and practices that positioned the bank, with 90,000 employees, as an inclusive organization. He also led end to end talent strategies, including talent acquisition, succession management, executive development, learning and organizational effectiveness. His career also includes senior global roles at Manulife in total rewards, shared services, and HR transformation. Earlier in his career, Mr. Ganesan honed his expertise in executive compensation and M&A at Accenture.

Mr. Ganesan’s leadership has earned him various accolades, including being named one of Top 50 Global HR Leaders in 2024, Top 10 HR Executives to Follow in 2023, Canada's Top 40 Under 40 in 2019, Top Future Leader in 2018 and HR Professional of the Year in 2013. Mr. Ganesan holds a bachelor's degree with honors in Political Science and Economics from Delhi University. His postgraduate studies include the Human Resources Management Program at Humber College, Toronto, and the Corporate Governance Program at Columbia Business School. He also holds the Certified Human Resources Leader (CHRL) designation.

A passionate advocate for Diversity, Equity, and Inclusion, Mr. Ganesan mentors diverse communities, including LGBTQ+, Pan-Asian, and internationally trained professionals. He has served as a Board Director for the Association of Talent Development (ATD) and the Human Resources Professional Association (HRPA) and frequently solicited for external speaking engagements across the globe on leadership, organizational culture, and DEI.

Christina Twomey

Christina Twomey is Global Head of Communications of S&P Global, responsible for all aspects of communications across the Company, including Strategy and Messaging, Media Relations, Communications Agency Governance, Crisis and Issues Management, and Internal Communications. Her team works across the organization and with external stakeholders to elevate the Company's engagement with the market and deliver value to customers. Effective November 1, 2024, she will assume the role of Chief Communications Officer for S&P Global and serve as a member of the Company’s executive leadership team.

Previously, Ms. Twomey served as Vice President, Head of Communications for S&P Global Ratings and S&P Global Sustainable1, developing and executing communications strategies for both entities to promote their products, research and thought leadership in the market. Prior to that role, she served as Head of Enterprise Communications of S&P Global, where she led communications for the functional leaders of S&P Global's Operating Committee, as well as for strategic initiatives including ESG, technology and innovation; enterprise-level issues management and crises; and M&A and strategic investments.

Ms. Twomey joined the Company as Head of External Communications of S&P Global Market Intelligence through the 2015 acquisition of SNL Financial. She served as Head of Public Relations of SNL in the five years leading up to the acquisition. Prior to joining SNL Financial, she served as Head of Communications and Marketing for Maryland Governor Martin O'Malley's Energy Administration. Her professional background also includes corporate communications consulting, web development and sales.

Ms. Twomey has experience as an entrepreneur and was recognized by Women in Bio as one of their 2008 Entrepreneur Honorees for her work in partnership with University of Maryland Baltimore County’s ACTiVATE program and Johns Hopkins Applied Physics Lab.

Ms. Twomey was honored to be named Global Communication Leader of the Year in 2023 by Exchange4Media. She was recognized as one of PR News’ Top Women in PR in 2017. She sits on the Young Leaders Council of Vital Voices, a global nonprofit organization committed to investing in women leaders.

Ms. Twomey holds a Bachelor of Science with Special Attainments in Commerce from Washington and Lee University in Lexington, Virginia.

About S&P Global

S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through sustainability and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world's leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world's leading organizations plan for tomorrow, today. For more information visit www.spglobal.com.

Investor Relations:
Mark Grant
Senior Vice President, Investor Relations
Tel: +1 (347) 640-1521
mark.grant@spglobal.com

Media:
Christina Twomey
Global Head of Communications
Tel: +1 (410) 382-3316
christina.twomey@spglobal.com